UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant ☒        Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240, Rule 14a-12

Targa Resources Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b)

per Exchange Act Rules 14a-6(i)(1) and 0-11

TARGA RESOURCES CORP. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on May 23, 2023 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Notice and Proxy Statement and Annual Report to Stockholders are available at www.viewproxy.com/Targa/2023. If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 16, 2023 to facilitate timely delivery. Important information regarding the Internet availability of the Company’s proxy materials, instructions for accessing your proxy materials and voting online and instructions for requesting paper or e-mail copies of your proxy materials are provided on the reverse side of this Notice. You may also vote in person at the 2023 Annual Meeting. To the Stockholders of TARGA RESOURCES CORP. Notice is hereby given that the Annual Meeting of Stockholders of TARGA RESOURCES CORP. will be held on May 23, 2023 at 8:00 a.m. CST at 811 Louisiana Street, Suite 2100, Houston, TX 77002 for the following purposes: 1. To elect the three Class I Directors named in the proxy statement, each to serve until the 2026 annual meeting of stockholders. 01 Paul W. Chung 02 Charles R. Crisp 03 Laura C. Fulton 2. To ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent auditors for 2023. 3. To approve, on an advisory basis, the compensation of the Company’s named executive officers for the fiscal year ended December 31, 2022. 4. To approve, on an advisory basis, the frequency of future advisory votes to approve the compensation of the Company’s named executive officers. 5. Stockholder proposal to request that the Company issue a report assessing policy options related to venting and flaring, if the stockholder proposal is properly presented at the meeting. The Board of Directors recommends a vote FOR each of the nominees listed in Item 1 and FOR Items 2 and 3, for ONE YEAR for Item 4 and AGAINST Item 5. The Securities and Exchange Commission rules permit us to make our proxy materials available to our stockholders via the Internet. Paper or email copies of the proxy material for this annual meeting and future meetings may be requested by one of the following methods: Go to www.viewproxy.com/Targa/2023. Have the 11-digit control number available when you access the website and follow the instructions. 1-877-777-2857 TOLL FREE requests@viewproxy.com * If requesting material by e-mail, please send a blank e-mail with the company name and your 11-digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material. You must use the 11-digit control number located in the box below to vote via Internet or to request proxy materials. CONTROL NO.

TARGA RESOURCES CORP. 811 Louisiana Street, Suite 2100 Houston, Texas 77002 PROXY MATERIALS AVAILABLE TO VIEW OR RECEIVE The following proxy materials are available to you to review: ∎ The Company’s 2022 Annual Report ∎ The Company’s Notice and 2023 Proxy Statement HOW TO ACCESS YOUR PROXY MATERIALS View Online: Have your 11-digit control number in hand and visit http://www.viewproxy.com/Targa/2023 Request and Receive a Paper or E-Mail Copy: By Internet: http://www.viewproxy.com/Targa/2023 By Telephone: 1-877-777-2857 TOLL FREE By E-Mail: requests@viewproxy.com. Please include “Targa Resources Corp.” and your 11-digit control number in the subject line; do not include any other text or message in the e-mail. VOTING METHODS Via Internet: Go to http://www.AALvote.com/TRGP Have your 11-digit control number available and follow the prompts. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned a proxy card. Via Mail: Request a paper copy of the materials which includes a proxy card. Follow the instructions on the proxy card for voting by mail. Via Telephone: Request a paper copy of the materials, which includes a proxy card. Follow the instructions on the proxy card for voting by telephone. In Person: You may vote your shares in person at the 2023 Annual Meeting. Follow the instructions in the proxy statement for voting in person. For directions to the 2023 Annual Meeting, please call 713-584-1000.